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                                                                    Exhibit 10.4


                            ERGO SCIENCE CORPORATION

                 THIRD AMENDMENT TO THE ERGO SCIENCE CORPORATION
              AMENDMENT AND RESTATED 1995 LONG-TERM INCENTIVE PLAN

         THIS THIRD AMENDMENT TO THE ERGO SCIENCE CORPORATION AMENDED AND RESTATED 1995 LONG-TERM INCENTIVE PLAN (this "Second Amendment") is made and adopted by Ergo Science Corporation, a Delaware corporation (the "Company"), effective as of June 4, 1998.


                                    RECITALS

         WHEREAS, on October 2, 1995, the stockholders of the Company approved, and on October 6, 1995, the company adopted, the Ergo Science Amended and Restated 1995 Long-term Incentive Plan (the "Plan"); and

         WHEREAS, on June 25, 1996, the Company adopted the First Amendment to the Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan (the "First Amendment"); and

         WHEREAS, on May 20, 1997, the Company adopted the Second Amendment to the Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan (the "Second Amendment"); and

         WHEREAS, on March 17, 1998 the Board of Directors approved and recommended to the stockholders of the Company an increase (the "Third Increase") in the number of shares of the Company's common stock, par value $.01 per share, available for issuance under the Plan from 1,866,750 to 2,116,750; and

         WHEREAS, on June 4, 1998, the stockholders of the Company approved the Third Increase.


                                    AMENDMENT

         NOW, THEREFORE, Section 2.1 of the Plan is hereby amended to read, in its entirety, as follows:

         "2.1 MAXIMUM NUMBER OF SHARES. Subject to the provisions of Subsection 2.2 and 2.5 and Section 9, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall be 2,116,750 shares of Stock, all or any part of which may be issued to any Eligible Individual."

         Except as expressly set forth therein, the Plan shall remain in full force and effect without further amendment or modification.

         IN WITNESS WHEREOF, the Company, acting by and through its officer hereunder duly authorized, has executed this Amendment effective as of the date first written above.

                                           ERGO SCIENCE CORPORATION

                                       By: /s/ Ronald H. Abrahams, Ph.D.
                                               -------------------------------
                                               Ronald H. Abrahams, Ph.D.
                                               President & CEO